                                                                 EXHIBIT 10.27


                                FOURTH AMENDMENT
                               BUDGET GROUP, INC.
                        1994 INCENTIVE STOCK OPTION PLAN



         Pursuant to the power reserved in Section 12 of the Budget Group, Inc. 1994 Incentive Stock Option Plan (the "Plan"), the Board of Directors of Budget Group, Inc. has amended the Plan, effective April 29, 1997, as follows:

         1. The term "Budget Group, Inc., formerly known as TEAM Rental Group, Inc.," has been substituted for "TEAM Rental Group, Inc." wherever such term appears in the Plan.

         2. The first sentence in Section 4 has been deleted and replaced with the following sentence:

                  The maximum aggregate number of shares of Common Stock that may be made subject to Options granted hereunder is 2,250,000 shares, which number shall be adjusted in accordance with
                  Section 9 in the event of a change in the Company's capital structure.

         3. The first sentence in Section 5 has been deleted and replaced with the following sentence:

                  The Plan shall be administered by a Committee appointed by the Board consisting of no fewer than two individuals who are Directors, none of whom are Employees and all of whom are both "non-employee directors" under Rule 16b-3 pursuant to

                  Section 16 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

         4.       The following has been added at the end of clause (i) of
                  Section 5: , provided that no Option shall be granted to any Employee in any calendar year to purchase more than 250,000 shares of Common Stock

                                      BUDGET GROUP, INC.



                                      By: /s/ Robert L. Aprati
                                          ---------------------------------
                                      Title: Executive Vice President,
                                             General Counsel and Secretary
                                             ------------------------------
                                      Date:  April 23, 1998
                                             ------------------------------

                                      -2-